SUBSIDIARIES OF THE PITTSTON COMPANY
                          AS OF DECEMBER 31, 2001

       (Percentage of Voting Securities 100% unless otherwise noted)

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                                                               Jurisdiction
Company                                                      of Incorporation
-------                                                      ----------------

The Pittston Company (Delaware)                                   Delaware
Glen Allen Development, Inc.                                      Delaware
Pittston Services Group, Inc.                                     Virginia
   Brink's Holding Company                                        Virginia
      Brink's Home Security, Inc.                                 Delaware
        Brink's Guarding Services, Inc.                           Delaware
        Brink's Home Security Canada Limited                      Canada
      Brink's, Incorporated                                       Delaware
        Brellis Partners, L.P. (50% Partnership)                  Virginia
        Brink's Antigua Ltd. (47%)                                Antigua
        Brink's Express Company                                   Illinois
        Brink's (Liberia) Inc.                                    Liberia
        Brink's Security International, Inc.                      Delaware
           Brink's Brokerage Company, Inc.                        Delaware
           Brink's C.l.S., Inc.                                   Delaware
           Brink's Diamond and Jewelry Services, Inc.             Delaware
           Brink's Global Services, Inc.                          Delaware
           Brink's Global Services KL, Inc.                       Delaware
           Brink's International Management Group, Inc.           Delaware
           Brink's Network, Incorporated                          Delaware
           Brink's Vietnam, Inc.                                  Delaware
           Brink's Philippines, Inc.                              Delaware
           Brink's Argentina S.A.                                 Argentina
           Brink's Asia Pacific Ltd.                              Hong Kong
           Brink's Asia Pacific Pty Ltd.                          Australia
           Brink's Australia Pty. Limited                         Australia
           Brink's Diamond & Jewelry Services, N.V.               Belgium
           Brink's-Ziegler S.A.                                   Belgium
           Cavalier Insurance Company, Ltd.                       Bermuda
           Brink's Bolivia S.A.                                   Bolivia
           Transpar - Brink's ATM Ltda.                           Brazil
             Brink's Valores Agregados Ltda.                      Brazil
             Brinks Seguranca e Transporte de Valores Ltda.       Brazil
                TGV Transportadora de Valores e Vigilancia Ltda.  Brazil
             BVA-Brink's Valores Agregados Ltda.                  Brazil
           Brink's Canada Limited                                 Canada
             Brink's Security Company, Limited                    Canada
           Brink's Chile S.A. (73.95%)                            Chile
           Brink's de Colombia, S.A. (58%)                        Colombia
             Domesa de Colombia S.A. (69.99%)                     Colombia
           Brink's Global Services FZE                            Dubai
           Brink's France (99.98%)                                France
             Brink's Antilles Guyanne, SARL (nominal interest     Guadeloupe
                held by Brink's Evolution)
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                                                               Jurisdiction
Company                                                      of Incorporation
-------                                                      ----------------

             Brink's Controle Securite, SARL (nominal interest     France
                held by Brink's Evolution)
             Brink's Controle Securite Reunion, SARL (nominal      Reunion
                interest held by Brink's Evolution)
             Brink's Evolution, SARL (nominal interest held by     France
                Brink's Guard)
             Brink's Formation, SARL (nominal interest             France
                held by Brink's Evolution)
             Brink's Guard, SARL (nominal interest                 France
                held by Brink's Evolution)
             Brink's Services SARL (nominal interest               Guadeloupe
                held by Brink's Evolution)
             Brink's Martinique, SARL (nominal interest            Martinique
                held by Brink's Evolution)
             Brink's Maroc (65%)                                   Morocco
             Brink's Protection Privee                             France
             Brink's Reunion, SARL (nominal interest               Reunion
                held by Brink's Evolution)
             Brink's Recherche et Development (Paris)              France
             Protecval SARL                                        France
             O.T.G.S. S.A.                                         France
           Brink's Beteiligungsgesellschaft mbH                    Germany
                Brink's Verwaltungsgesellschaft mbH                Germany
             Brink's - Deutscheland GMBH (BBmbH 99.99%,
             BVmbH .01%)                                           Germany
                Brink's Sicherheit GmbH                            Germany
                Security Consulting & Services GmbH                Germany
           Brink's Far East Limited (99.9% Bl.1%)                  Hong Kong
           Brink's-Hong Kong Limited (90%)                         Hong Kong
           Brink's Arya India Private Ltd. (40%)                   India
           Brink's Allied Ltd. (50%)                               Ireland
             Brink's Ireland Ltd.                                  Ireland
             Allied Couriers Ltd.                                  Ireland
           Brink's Israel, Ltd. (70%)                              Israel
             Courier Services, Ltd. (99.9%)                        Israel
           Brink's Diamond & Jewelery Services (International)
           (1993) Ltd. (99.9% Bl.1%)                               Israel
           Brink's Global Services, S.r.l.(99.9% Bl.1%)            Italy
           Brink's Japan Limited (81%)                             Japan
           Brink's Global Services Korea Ltd. (80%)                Korea
           Brink's-Ziegler Luxemborg (100%)                        Luxemborg
           Brink's Global Services, S.A. de C.V.                   Mexico
           Brink's Nederland B.V.                                  Netherlands
             Brink's Geldverwerking B.V.                           Netherlands
           Centro Americana de Inversiones Balboa C.A.             Panama
             Hermes Transport Blindados S.A.
             (31.038% by Centro, 4.9% BI)                          Peru
           Brink's Puerto Rico, Inc.                               Puerto Rico
           Brink's Singapore Pte. Ltd. (60%)                       Singapore
           Brink's (Southern Africa) (Proprietary) Ltd.            South Africa
           Brink's Zurcher Freilager A.G. (51%)                    Switzerland
           Brink's Taiwan Limited                                  Taiwan
           Brink's (Thailand) Ltd. (40%)                           Thailand
           Brink's Panama S.A. (49%)                               Panama
           Inmobiliaria Brink's Panama S.A. (49%)                  Panama
           Brink's Guvenlik Hezmetieri A.S.                        Turkey

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                                                               Jurisdiction
Company                                                      of Incorporation
-------                                                      ----------------

           Brink's Europe Ltd. (U.K.)                              U.K.
           Brink's (UK) Ltd.                                       U.K.
             Brink's Commercial Services Ltd.                      U.K.
             Brink's Diamond & Jewellery Services Ltd.             U.K.
             Brink's Limited                                       U.K.
                Brink's (Gibraltar) Limited                        Gibraltar
                Brink's Limited (Bahrain) EC                       Bahrain
                Brink's Security Limited                           U.K.
                Quarrycast Commercial Limited                      U.K.
           Brink's Global Services, Ltd.                           U.K.
           Servicio de Panamericano de Proteccion, CA (60.95%)     Venezuela
                Aeropanamericano, C.A.                             Venezuela
                Artes Graficas Avenzadas 98, C.A. (99%)            Venezuela
                Blindados del Zulia Occidente, C.A.                Venezuela
                Blindados de Oriente, S.A.                         Venezuela
                Blinadados Panamericanos, S.A.                     Venezuela
                Blindados Centro Occidente, S.A.                   Venezuela
                Bolivar Business, S.A.                             Panama
                     Domesa Courier Corporation                    Florida
                     Panamerican Protective Service Sint
                     Maarten, N.V.                                 Netherlands
                                                                   Antilles
                     Pan American Protective Service, Inc.         Florida
                     Radio Llamadas Panama, S.A.                   Panama
                     Servicio Panamericano de Vigliancia
                     Curacao, N.V.                                 Netherlands
                                                                   Antilles
                          Domesa Curacao, N.V.                     Netherlands
                                                                   Antilles
                          Domesa Aruba, N.V.                       Aruba
                          Servicio Panamericano de Proteccion      Netherlands
                              Curacao, N.V.                        Antilles
                Documentos Mercantilles S.A.                       Venezuela
                Instituto Panamericano C.A.                        Venezuela
                Panamaericana de Vigliancia, S.A.                  Venezuela
                Transporte Expresos, C.A.                          Venezuela
                Grapho Formas Petare, C.A. (70%)                   Venezuela
                     Centro Americana de Inversiones La
                     Restinga, C.A.                                Panama
           Hellinic Brink's Commercial Societe Anonyme of
           Provision of Services of Information Technology         Greece
                S.A. of Provision of Services in Transportation
                d/b/a/ Brink's Hermes (50.05%)                     Greece
        Brink's St. Lucia Ltd. (26.5% BI)                          St. Lucia
        Security Services (Brink's Jordan) Co. Ltd. (45% BI)       Jordan
        Servicio Pan Americano de Proteccian S.A. (20% BI)         Mexico
      Pittston Finance Company Inc.                                Delaware
   BAX Holding Company                                             Virginia
      BAX Finance Inc.                                             Delaware
      BAX Global Inc.                                              Delaware
        BAXAIR Inc.                                                Delaware
           Air Transport International, L.L.C. (BAX 99%,
           BAXAIR 1%)                                              Nevada
        BAX Global International Inc.                              Delaware
           Burlington Air Express (Brazil) Inc.                    Delaware
           Burlington Air Express (Dubai) Inc.                     Delaware
           Burlington Air Express Services Inc.                    Delaware
           Burlington Network Inc.                                 Delaware

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                                                               Jurisdiction
Company                                                      of Incorporation
-------                                                      ----------------

           BAX Global Holding Pty. Ltd.                            Australia
             BAX Global Aust. Pty. Ltd.                            Australia
             BAX Global Cartage Pty. Limited                       Australia
           BAX Global do Brazil Ltda.                              Brazil
           BAX Global (Canada) Ltd.                                Canada
             797726 Ontario Inc.                                   Canada
           BAX Global Services Chile Limitada                      Chile
           Xiamen BAX Global Warehousing Co. Ltd.                  China
           BAX Global A/S                                          Denmark
           BAX Global SARL (France)                                France
             BAX Global S.A. (France)                              France
           BAX Global GmbH                                         Germany
             BAX Global GmbH                                       Austria
             BAX Global Nemzetkozi Szallitmanyozo es Logisztikai   Hungary
                 Korlatolt Felelossegu Tarsasag (BAX Global Kft.)
           BAX Global Limited (Hong Kong)                          Hong Kong
             BAX Global Logistics Limitada                         Macau
           Indian Enterprises Inc.                                 Delaware
             Indian Associates Inc. (40%)                          Delaware
                BAX Global India Private Limited (65%, BAXI 35%)   India
           BAX Express Limited (Ireland)                           Ireland
           Pittston International Finance Company, Ltd.            Ireland
           BAX Global S.r.l.                                       Italy
             CSC Customs and Management Services S.r.l.            Italy
           BAX Global Japan K.K.                                   Japan
           BAX Global (Korea) Co. Ltd. (51%)                       South Korea
           BAX Global (Malaysia) Sdn. Bhd.                         Malaysia
             BAX Global Imports (Malaysia) Sdn. Bhd. (40%)         Malaysia
           BAX Global, S.A. de C.V.                                Mexico
           BAX Global Networks B.V.                                Netherlands
             BAX Global B.V.                                       Netherlands
                BAX Global N.V./S.A.(Belgium)                      Belgium
                BAX Global Pte Ltd.(Singapore)                     Singapore
             J. Cleton & Co. Holding B.V.                          Netherlands
                J. Cleton & Co. B.V.                               Netherlands
                Logicenter, B.V.                                   Netherlands
                Chip Electronic Services B.V. (50%)                Netherlands
           BAX Global (N.Z.) Ltd.                                  New Zealand
           Burlington-Transmaso Air Express Lda. (50%)             Portugal
           BAX Global Transitarios Ltda.                           Portugal
           Continental Freight (Pty) Ltd.                          South Africa
             BAX Global Pty Ltd.                                   South Africa
             Traco Freight (Pty) Ltd.                              South Africa
           BAX Global S.A.                                         Spain
           BAX Global Holdings S.L.                                Spain
             BAX Global Logistics (Shanghai) Co., Ltd.             China
             BAX Global Logistics (Shenzhen) Co., Ltd.             China
           BAX Global Aktiebolag                                   Sweden
           BAX Global AG                                           Switzerland
           BAX Global (Taiwan) Ltd.                                Taiwan
           BAX Global Limited                                      Thailand
           BAX Global (UK) Limited                                 U.K.
             Alltransport Holdings Limited                         U.K.
                Alltransport International Group Limited           U.K.
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                                                               Jurisdiction
Company                                                      of Incorporation
-------                                                      ----------------

                Alltransport Warehousing Limited                   U.K.
                BAX Global Limited                                 U.K.
                BAX Global Ocean Services Limited                  U.K.
             WTC Air Freight (U.K.) Limited                        U.K.
             BAX Logistics, Ltd.                                   U.K.
      BAX Funding Corporation                                      California
      Burlington Airline Express Inc.                              Delaware
      Burlington Land Trading Inc.                                 Delaware
      Highway Merchandise Express, Inc.                            California
      WTC Airlines, Inc.                                           Delaware
      WTC SUB                                                      California
   Pittston Administrative Services Inc.                           Delaware
Pittston Minerals Group Inc.                                       Virginia
   Pittston Coal Company                                           Delaware
      American Eagle Coal Company                                  Virginia
      Heartland Coal Company                                       Delaware
      Maxxim Rebuild Company, Inc.                                 Delaware
      Mountain Forest Products, Inc.                               Virginia
      Pine Mountain Oil and Gas, Inc.                              Virginia
      Addington, Inc.                                              Kentucky
        Huff Creek Energy Company                                  West Virginia
      Appalachian Land Company                                     West Virginia
      Appalachian Mining, Inc.                                     West Virginia
        Molloy Mining, Inc.                                        West Virginia
      Kanawha Development Corporation                              West Virginia
      Vandalia Resources, Inc.                                     West Virginia
      Pittston Coal Management Company                             Virginia
      Pittston Coal Sales Corp.                                    Virginia
      Pittston Coal Terminal Corporation                           Virginia
      Pyxis Resources Company                                      Virginia
        HICA Corporation                                           Kentucky
        Holston Mining, Inc.                                       West Virginia
        Motivation Coal Company                                    Virginia
        Paramont Coal Corporation                                  Delaware
      Sheridan-Wyoming Coal Company, Incorporated                  Delaware
      Thames Development, Ltd.                                     Virginia
        Buffalo Mining Company                                     West Virginia
        Clinchfield Coal Company                                   Virginia
        Dante Coal Company                                         Virginia
        Eastern Coal Corporation                                   West Virginia
        Elkay Mining Company                                       West Virginia
        Jewell Ridge Coal Corporation                              Virginia
        Kentland-Elkhorn Coal Corporation                          Kentucky
        Little Buck Coal Company                                   Virginia
        Lorado Reclamation Company                                 Virginia
        Meadow River Coal Company                                  Kentucky
        Pittston Coal Group, Inc.                                  Virginia
        Ranger Fuel Corporation                                    West Virginia
        Sea "B" Mining Company                                     Virginia
        Pittston Synfuel Company                                   Virginia
      Pittston Mineral Ventures Company                            Delaware
        PMV Gold Company                                           Delaware
           Pittston Nevada Gold Company (50%)
           [50% by MPI Gold (USA) Ltd.]                            Delaware
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

                                                               Jurisdiction
Company                                                      of Incorporation
-------                                                      ----------------

        Stawell Gold Mines Pty. Limited (50% prorata
        consolidation)                                             Australia
        Pittston Mineral Ventures International Ltd.               Delaware
        Pittston Mineral Ventures of Australia Pty Ltd.            Australia
           Carbon Ventures Pty. Limited                            Australia
             International Carbon (Aust.) Pty. Limited             Australia
           Pittston Australasian Mineral Exploration Pty Limited   Australia
           Pittston Black Sands of Western Australia Pty Limited   Australia
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